Exhibit 99.1

Qualcomm Contacts:

Pete Lancia

Corporate Communications

Phone: 1-858-845-5959

email: corpcomm@qualcomm.com

Mauricio Lopez-Hodoyan

Investor Relations

Phone: 1-858-658-4813

email: ir@qualcomm.com

Information Agent Contact:

Global Bondholder Services Corporation

Phone: 1-866-470-3900 (toll free)

1-212-430-3774 (collect)

Qualcomm Announces Private Exchange Offers for Four Series of Notes Open to Certain Investors

SAN DIEGO – August 5, 2020 – Qualcomm Incorporated (NASDAQ: QCOM) announced today the commencement of a transaction to exchange four series of its outstanding notes totaling $7.0 billion. The exchange transaction consists of four separate private offers to exchange (each, an “Exchange Offer,” and collectively, the “Exchange Offers”) any and all of the outstanding notes listed in the table below (collectively, the “Old Notes”). Qualcomm is offering to certain holders of such notes the opportunity to exchange each of the four series of Old Notes for two new series of Qualcomm’s senior notes, on the terms and subject to the conditions set forth in the Offering Memorandum dated August 5, 2020 (the “Offering Memorandum” and, together with the eligibility letter, the Canadian holder form and the notice of guaranteed delivery, the “Exchange Offer Documents”). No consents are being solicited as part of the Exchange Offers. The Exchange Offers are subject to minimum conditions as set forth in the table below.

Only holders who are “qualified institutional buyers” or who are non-U.S. persons (other than “retail investors” in the European Economic Area or in the United Kingdom and investors in any province or territory of Canada that are individuals or that are institutions or other entities that do not qualify as both “accredited investors” and “permitted clients”) are eligible to participate in this transaction, as more fully described below. Concurrently with this transaction, Qualcomm also announced today the commencement of a transaction to repurchase such four series of notes pursuant to cash tender offers (each, a “Cash Offer” and collectively, the “Cash Offers”), which are open only to Ineligible Holders (as defined below).

The Exchange Offers will expire at 5:00 p.m., New York City time, on August 11, 2020, unless extended or earlier terminated by Qualcomm (the “Exchange Offer Expiration Date”). Tenders of Old Notes submitted in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on August 11, 2020, subject to any extension by Qualcomm, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Qualcomm). The “Exchange Offer Settlement Date” will be promptly following the Exchange Offer Expiration Date and is expected to be August 14, 2020.

The tables below summarize the terms of the Old Notes and the consideration of each Exchange Offer.

The Old 2022 Notes and the Old 2023 Notes may be exchanged for the New 2028 Notes.

Title of Series of Old Notes to be Exchanged	CUSIP/ ISIN	Principal Amount Outstanding (mm)	Reference U.S. Treasury Security	Fixed Spread (basis points)	Bloomberg Reference Screen
3.000% Notes due 2022 (“Old 2022 Notes”)	747525AE3; US747525AE30	$2,000.00	1.750% U.S. Treasury Notes due May 15, 2022	15	PX4
2.600% Notes due 2023 (“Old 2023 Notes”)	747525AR4; US747525AR43	$1,500.00	2.125% U.S. Treasury Notes due December 31, 2022	15	PX5

The Old 2024 Notes and the Old 2025 Notes may be exchanged for the New 2032 Notes.

Title of Series of Old Notes to be Exchanged	CUSIP/ ISIN	Principal Amount Outstanding (mm)	Reference U.S. Treasury Security	Fixed Spread (basis points)	Bloomberg Reference Screen
2.900% Notes due 2024 (“Old 2024 Notes”)	747525AT0; US747525AT09	$1,500.00	2.125% U.S. Treasury Notes due March 31, 2024	15	PX5
3.450% Notes due 2025 (“Old 2025 Notes”)	747525AF0; US747525AF05	$2,000.00	2.000% U.S. Treasury Notes due February 15, 2025	20	PX6

The table below summarizes the terms of the New Notes.

Title of Series of New Notes	New Notes Maturity Date	Reference U.S. Treasury Security	Fixed Spread (basis points)	Bloomberg Reference Screen	Minimum Condition (mm)
Notes due 2028 (“New 2028 Notes”)	May 20, 2028	0.375% U.S. Treasury Notes due July 31, 2027	85	PX1	$500
Notes due 2032 (“New 2032 Notes”)	May 20, 2032	0.625% U.S. Treasury Notes due May 15, 2030	100	PX1	$500

Holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled (the “Accrued Coupon Payment”), and amounts due in lieu of fractional amounts of New Notes. Qualcomm will deliver New Notes in exchange for Old Notes accepted for exchange in the Exchange Offers on the Exchange Offer Settlement Date.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Eligible Holders (as defined below) who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Exchange Offer Expiration Date or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the Exchange Offer Expiration Date and tender their Old Notes pursuant to the Exchange Offers at or prior to 5:00 p.m., New York City time, on the second business day after the applicable Exchange Offer Expiration Date pursuant to guaranteed delivery procedures, expected to be August 13, 2020, subject in each case to tendering the applicable minimum denominations, and whose Old Notes are accepted for exchange by Qualcomm, will receive consideration in the Exchange Offers equal to the applicable Total Exchange Consideration (as defined in the Exchange Offer Documents).

The complete terms and conditions of the Exchange Offer will be set forth in the Exchange Offer Documents, each of which will be distributed to Eligible Holders in connection with the proposed Exchange Offers. Each Exchange Offer is subject to certain conditions, including (i) that the aggregate principal amount of New 2028 Notes to be issued under the Exchange Offer must be equal to or greater than $500 million (the “New 2028 Notes Minimum Condition”) and that the aggregate principal amount of New 2032 Notes to be issued under the Exchange Offer must be equal to or greater than $500 million (the “New 2032 Notes Minimum Condition,” and together with the New 2028 Notes Minimum Condition, the “Minimum Condition Requirements”), (ii) the timely satisfaction or waiver of all of the conditions precedent to the completion of the corresponding Cash Offers for such series of Old Notes (with respect to each Cash Offer, the “Cash Offer Completion Condition”) and (iii) that the aggregate principal amount of cash payable by Qualcomm to Ineligible Holders participating in the Cash Offers is no greater than $300 million before giving effect to the Accrued Coupon Payment (the “Aggregate Maximum Cash Offer Condition”). Qualcomm will terminate an Exchange Offer for a given series of Old Notes if it terminates the Cash Offer for such series of Old Notes, and Qualcomm will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes. The Cash Offer Completion Condition may not be waived by Qualcomm; however, Qualcomm reserves the right, in its sole discretion, to waive the other conditions, including either Minimum Condition Requirement and the Aggregate Maximum Cash Offer Condition. If (i) the New 2028 Notes Minimum Condition is not satisfied, Qualcomm will not accept any Old 2022 Notes or Old 2023 Notes for exchange and (ii) the New 2032 Notes Minimum Condition is not satisfied, Qualcomm will not accept any Old 2024 Notes or Old 2025 Notes for exchange, in each case unless Qualcomm waives the applicable Minimum Condition Requirement. If the Aggregate Maximum Cash Offer Condition is not satisfied or waived, Qualcomm will terminate the Exchange Offers and the Cash Offers.

The Exchange Offers are only made, the New Notes are only being offered and will only be issued, and copies of the Offering Memorandum will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person,” (ii) if located or resident in the European Economic Area or the United Kingdom, a person other than a “retail investor” (for these purposes, a retail investor means a person who is one (or more) of: (x) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (y) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (z) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”)) and (iii) if located or resident in Canada, an “accredited investor” as such term is defined in National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”), and, if located or resident in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario), and in each case, is not an individual, and such “accredited investor” is also a “permitted client,” as such term is defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (“Canadian Eligible Holders”). Qualcomm refers to holders of Old Notes who certify to Qualcomm that they are eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions as “Eligible Holders.” Qualcomm refers to holders of Old Notes who are not Eligible Holders as “Ineligible Holders.”

Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility letter are authorized to receive or review the Exchange Offer Documents or to participate in the Exchange Offers. For Canadian Eligible Holders, such participation is also conditioned upon the receipt of the Canadian holder form. There is no separate letter of transmittal in connection with the Offering Memorandum.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Exchange Offer Documents. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Exchange Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

MiFID II professionals/ECPs-only / No PRIIPs KID – Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs key information document (KID) has been prepared as not available to retail in the EEA or the United Kingdom.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this press release relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this press release or any of its contents.

Global Bondholder Services Corporation will act as the exchange agent and information agent for the Old Notes in the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: http://gbsc-usa.com/eligibility/QUALCOMM.

About Qualcomm

Qualcomm is the world’s leading wireless technology innovator and the driving force behind the development, launch and expansion of 5G. When we connected the phone to the internet, the mobile revolution was born. Today, our foundational technologies enable the mobile ecosystem and are found in every 3G, 4G and 5G smartphone. We bring the benefits of mobile to new industries, including automotive, the internet of things and computing, and are leading the way to a world where everything and everyone can communicate and interact seamlessly.

Qualcomm Incorporated includes our licensing business, QTL, and the vast majority of our patent portfolio. Qualcomm Technologies, Inc., a subsidiary of Qualcomm Incorporated, operates, along with its subsidiaries, substantially all of our engineering, research and development functions, and substantially all of our products and services businesses, including our QCT semiconductor business.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this press release that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding the rapid, global spread of the recent coronavirus (COVID-19) pandemic, and its potential future impact on the global economy, including the potential for a global recession; economic uncertainty and consumer and business confidence; demand for devices that incorporate our products and intellectual property; our and the global wireless industry’s supply chains, transportation and distribution networks and workforces; 5G network deployments; and our business, revenues, results of operations, cash flows and financial condition; as well as statements regarding our planning assumptions, workforce practices, the duration and severity of the pandemic, and government and other actions to mitigate the spread of, and to treat, COVID-19 are forward-looking statements. Forward-looking statements further include but are not limited to statements regarding industry, market, business, product, technology, commercial, competitive or consumer trends; our businesses, growth potential or strategies, or factors that may impact them; challenges to our licensing business, including by licensees, governments, governmental agencies or regulators, standards bodies or others; challenges to our QCT semiconductor business; other legal or regulatory matters; competition; new or expanded product areas, adjacent industry segments or applications; costs or expenditures including research and development, selling, general and administrative, restructuring or restructuring-related charges, working capital or information technology systems; our financing, stock repurchase or dividend programs; strategic investments or acquisitions; adoption and application of future accounting guidance; tax law changes; our tax structure or strategies; U.S./China trade or national security policies; or the potential business or financial statement impacts of any of the above, among others. Forward-looking statements are generally identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words, but these words are not the exclusive means of identifying forward-looking statements in this press release. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update, or continue to provide information with respect to, any forward-looking statement, whether as a result of new information, future events or otherwise after the date of this press release. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

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